UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                AMENDMENT NO. 1


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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2006

                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    0-24431                   84-1417774
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

     This amendment to the Current Report on Form 8-K (accession no. 0001178913-06-002092) filed with the Securities and Exchange Commission on November 14, 2006 (the "FORM 8-K") by InkSure Technologies Inc. (the "COMPANY") amends and restates Item 9.01 of the Form 8-K to replace with the correct form of the press release issued by the Company on November 14, 2006, which was filed as Exhibit 99.1 to the Form 8-K. The attached Exhibit 99.1 supersedes and replaces the previously filed Exhibit 99.1 in its entirety. No other information included in the Form 8-K is amended hereby.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          NUMBER    DESCRIPTION

          99.1      Press Release dated November 14, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INKSURE TECHNOLOGIES INC.
Dated:  November 15, 2006
                                            By: /s/ Elie Housman
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                                            Elie Housman
                                            Chairman and Chief Executive Officer